Fees Summary	Aug. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,800,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,734.38
Total Offset Amount	0.00
Net Fee	$ 2,734.38